Phoenix Focused Value Fund,

a series of Phoenix Adviser Trust

Supplement dated December 11, 2007 to the Prospectus and

Statement of Additional Information dated June 30, 2007,

as supplemented September 7, 2007, September 27, 2007 and September 28, 2007

Important Notice to Investors of Phoenix Focused Value Fund

The Board of Trustees of the Phoenix Adviser Trust (the “Board”), on behalf of the Phoenix Focused Value Fund, has unanimously approved the merger of the Phoenix Focused Value Fund with and into the Phoenix Value Opportunities Fund, a series of the Phoenix Equity Trust. The merger will be conducted without a shareholder vote pursuant to each fund’s Declaration of Trust and rules adopted by the Securities and Exchange Commission.

Merging Fund	Surviving Fund
Phoenix Focused Value Fund	Phoenix Value Opportunities Fund

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) approved by the Board, the Phoenix Focused Value Fund will transfer all or substantially all of its assets to the Phoenix Value Opportunities Fund in exchange for shares of the Phoenix Value Opportunities Fund and the assumption by the Phoenix Value Opportunities Fund of all liabilities of the Phoenix Focused Value Fund. Following the exchange, the Phoenix Focused Value Fund will distribute the shares of the Phoenix Value Opportunities Fund to its shareholders pro rata, in liquidation of the Phoenix Focused Value Fund.

The merger will be effective on or about February 22, 2008.

Effective at 4:00 PM on February 20, 2008, the Phoenix Focused Value Fund will be closed to new investors and additional investor deposits.

Additional information about the merger, as well as information about the Phoenix Value Opportunities Fund, will be distributed to shareholders of the Phoenix Focused Value Fund upon completion of the merger.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 4272/FVF Merger (12/07)